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                                                                   EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

  We consent to the use in this Registration Statement of AK Steel Holding Corporation and AK Steel Corporation on Form S-4 of our report dated January 23, 1996 appearing in this Prospectus, which is a part of this Registration Statement, and to the reference to us under the heading "Independent Auditors" in such Prospectus.

                                          DELOITTE & TOUCHE LLP

Cincinnati, Ohio
January 13, 1997